SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                            reported) July 31, 2001
                    --------------------------------------



            J.P. Morgan Chase Commercial Mortgage Securities Corp.
        ---------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                           Delaware                                    333-64956                          13-3789046
---------------------------------------------------------     ----------------------------     ------------------------------------
      (State or Other Jurisdiction  of Incorporation)           (Commission File Number)       (I.R.S. Employer Identification No.)




                                60 Wall Street
                           New York, New York 10260
              ---------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------

Item 5.  Other Events
------   ------------

Filing of Pooling and Servicing Agreement.
-----------------------------------------

     On July 1, 2001, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as master servicer, First Union National Bank, as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------

         Information and Exhibits.
         ------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

     Exhibit No.                        Description
     -----------                        -----------

         99                   Pooling and Servicing Agreement

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                By: /s/ Bianca Russo
                                    ------------------------
                                        Name:  Bianca A. Russo
                                        Title: Vice President



Dated:  August 15, 2001

                                 Exhibit Index
                                 -------------

Exhibit                                                                  Page
-------                                                                  -----

99.      Pooling and Servicing Agreement